UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	The Emerging Markets Telecommunications Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders.

THE EMERGING MARKETS TELECOMMUNICATIONS
FUND, INC.

ANNUAL REPORT
OCTOBER 31, 2009

ETF-AR-1009

LETTER TO SHAREHOLDERS

Dear Valued Shareholder,

On behalf of our global associates, I would like to introduce you to Aberdeen Asset Management PLC ("Aberdeen"). On December 31, 2008, Aberdeen signed an agreement to purchase parts of the asset management business of Credit Suisse, including the part that managed The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). The closing of this transaction occurred on June 30, 2009.

Aberdeen is the parent company of an asset management group managing assets for both institutional and retail clients from offices throughout the world. Over the past 25 years, Aberdeen has grown to become a global asset manager managing over $213 billion in assets principally on behalf of leading national and corporate pension funds, central banks and other financial institutions from 27 offices located around the world. Aberdeen has been managing registered closed-end funds since 2000 and with the closing of the Credit Suisse transaction now manages or serves as the sub-adviser to 11 North American registered closed-end funds, coupled with 17 U.K. registered closed-end funds. As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, I would like to highlight the new monthly factsheets which are posted on the Fund website (www.aberdeenETF.com). If you have any questions in relation to this information or suggestions on how to improve it further please either call us at 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com. We would be delighted to hear from you.

Clarity And Consistency Remain Key

This Annual Report for the Fund covers the activities for the twelve month period ended October 31, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world's financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Aberdeen Asset Management Investment Services Limited, the Investment Manager, is committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Share Price Performance

The Fund's share price increased 25.99% over the twelve months, from $12.66 on October 31, 2008 to $15.95 on October 30, 2009. The Fund's share price on October 30, 2009 represented a discount of 11.63% to the NAV per share of $18.05 on that date, compared with a discount of 17.42% to the NAV per share of $15.33 on October 31, 2008. As of December 18, 2009, the share price was $16.47, representing a discount of 10.9% to the NAV per share of $18.49.

Market Commentary

There were a number of key market regulatory, competitive and technological developments in the sector during the year. Wide variations in market penetration and growth rates existed across markets but emerging market wireless revenue growth remain attractive compared to developed countries with revenue growth in the high single digits, versus revenue growth of less than 1% annually. Average revenue per user continues to fall as penetration rates increase. However, in

LETTER TO SHAREHOLDERS (CONTINUED)

the major markets such as China and India, annual subscriber growth remains strong at 18% and 50%, together with wireless penetration levels of 51% and 34% respectively. Market consolidation will continue to be a prominent theme within the sector.

Looking Ahead

The expansion of network coverage in rural areas and the growth in data services, facilitated by better devices, new applications, the roll-out of 3G networks and pricing are key growth drivers. There are a number of promising value-added service applications emerging. For example, operators are looking to develop money transfer and payment systems such as MPESA, developed by Safaricom and Vodafone for the Kenyan market, and the industry is continuing to search for other value-added applications, for example, in the field of healthcare. The surge in smartphones is also driving data growth with penetration of these devices approaching 10% in some emerging markets despite the general lack of handset subsidies.

Fixed-line development has been stunted in many emerging markets as a result of rapid wireless growth for voice and broadband services. However, as the market for mobile technology begins to mature, operators are increasingly turning attention to pursuing 'total communications' strategies. Operators with attractive fixed-line service propositions may be able to prosper by providing faster sustainable bandwidth services to deliver value-added services such as pay-TV. Finally, mergers appear to be intensifying within the sector, illustrated by Vivendi's recent bid for GVT, a Brazilian fixed-line operator.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, visit the website at www.aberdeenETF.com. Please contact Aberdeen with additional queries by:

• calling toll free at1-866-839-5205 in the United States, or

• emailing InvestorRelations@aberdeen-asset.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Finally, included within this report is a postage paid reply card which would register you into the Aberdeen enhanced email service. Following receipt of the completed form, updated investment information relating to the closed-end fund complex would be circulated to your attention.

Yours sincerely,

Christian Pittard
President

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY
OCTOBER 31, 2009 (UNAUDITED)

GEOGRAPHIC ASSET BREAKDOWN

SUMMARY OF SECURITIES BY COUNTRY/REGION

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY (CONTINUED)
OCTOBER 31, 2009 (UNAUDITED)

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Country	Percent of Net Assets
1.	China Mobile Ltd.	Wireless Telecommunication Services	China	12.6
2.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	9.4
3.	Taiwan Mobile Co., Ltd.	Wireless Telecommunication Services	Taiwan	7.9
4.	Bharti Airtel Ltd.	Wireless Telecommunication Services	India	7.9
5.	Vimpel-Communications	Wireless Telecommunication Services	Russia	5.5
6.	Mobile Telesystems OJSC	Wireless Telecommunication Services	Russia	4.9
7.	Portugal Telecom SGPS S.A.	Diversified Telecommunication Services	Portugal	4.8
8.	Digi.Com BHD	Wireless Telecommunication Services	Malaysia	4.7
9.	Bezeq Israeli Telecommunication Corp. Ltd.	Diversified Telecommunication Services	Israel	4.7
10.	Advanced Info Service Public Co., Ltd.	Wireless Telecommunication Services	Thailand	4.5

AVERAGE ANNUAL RETURNS

OCTOBER 31, 2009

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	21.35%	1.58%	13.23%	5.34%
Market Value	29.52%	0.87%	14.02%	6.73%

During the fiscal year, Credit Suisse waived fees and/or reimbursed expenses, without which performance would be lower. Aberdeen Asset Management Investment Services Limited may waive fees and/or reimburse expenses, but has made no determination to do so. Without such waivers and/or reimbursed expenses, performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.43%.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

Description	No. of Shares		Value
EQUITY OR EQUITY-LINKED SECURITIES-97.16%
EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES-96.65%
ASIA-0.37%
VENTURE CAPITAL-0.37%
TVG Asian Communications Fund II, L.P.#†‡ (Cost $886,646)	3,622,118	*	$549,091
CHILE-3.00%
DIVERSIFIED TELECOMMUNICATION SERVICES-3.00%
Empresa Nacional de Telecomunicaciones S.A. (Cost $4,214,099)	335,132		4,449,938
CHINA-12.64%
WIRELESS TELECOMMUNICATION SERVICES-12.64%
China Mobile Ltd.††	1,880,172		17,625,424
China Mobile Ltd., ADR	23,920		1,117,782
			18,743,206
TOTAL CHINA (Cost $23,550,968)			18,743,206
CROATIA-1.16%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.16%
Hrvatske Telekomunikacije dd†† (Cost $1,715,679)	31,438		1,716,633
HUNGARY-4.46%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.46%
Magyar Telekom Telecommunications PLC†† (Cost $6,451,686)	1,530,000		6,623,355
INDIA-7.87%
WIRELESS TELECOMMUNICATION SERVICES-7.87%
Bharti Airtel Ltd.†† (Cost $16,128,759)	1,889,920		11,668,475

Description	No. of Shares		Value
INDONESIA-7.25%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.47%
PT Telekomunikasi Indonesia Tbk††	7,699,954		$6,630,540
WIRELESS TELECOMMUNICATION SERVICES-2.78%
PT Indosat Tbk††	7,756,356		4,120,017
TOTAL INDONESIA (Cost $10,036,060)			10,750,557
ISRAEL-7.06%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.73%
Bezeq Israeli Telecommunication Corp. Ltd.††	3,132,772		7,010,614
VENTURE CAPITAL-2.33%
BPA Israel Ventures LLC#†‡	1,674,587	*	572,275
Concord Ventures Fund II, L.P†‡	4,000,000	*	694,476
Giza GE Venture Fund III L.P.†‡	2,750,000	*	604,918
K.T. Concord Venture Fund L.P.†‡	2,000,000	*	95,928
Neurone Ventures II, L.P.#†‡	686,184	*	189,789
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡	2,001,470	*	643,292
Walden-Israel Ventures III, L.P.#†‡	1,249,188	*	657,297
			3,457,975
TOTAL ISRAEL (Cost $15,623,023)			10,468,589
KENYA-1.51%
WIRELESS TELECOMMUNICATION SERVICES-1.51%
Safaricom Ltd.†† (Cost $2,156,775)	41,722,300		2,234,396

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009

Description	No. of Shares		Value
LATIN AMERICA-0.20%
VENTURE CAPITAL-0.20%
JPMorgan Latin America Capital Partners L.P.#†‡ (Cost $666,719)	2,286,227	*	$300,570
MALAYSIA-4.73%
WIRELESS TELECOMMUNICATION SERVICES-4.73%
Digi.Com BHD†† (Cost $6,798,740)	1,100,000		7,024,202
MEXICO-9.45%
WIRELESS TELECOMMUNICATION SERVICES-9.45%
América Móvil S.A.B. de C.V., Series L, ADR (Cost $5,895,100)	317,498		14,011,187
PORTUGAL-4.82%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.82%
Portugal Telecom SGPS S.A.†† (Cost $6,462,769)	624,000		7,151,058
RUSSIA-10.35%
WIRELESS TELECOMMUNICATION SERVICES-10.35%
Mobile Telesystems OJSC	1,007,000		7,159,770
Vimpel-Communications, ADR†	456,759		8,189,689
			15,349,459
TOTAL RUSSIA (Cost $12,187,865)			15,349,459
SINGAPORE-4.24%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.24%
Singapore Telecommunications Ltd.†† (Cost $6,711,795)	3,030,000		6,296,888

Description	No. of Shares		Value
SOUTH AFRICA-3.99%
WIRELESS TELECOMMUNICATION SERVICES-3.99%
MTN Group Ltd.†† (Cost $5,066,586)	398,791		$5,924,797
TAIWAN-7.88%
WIRELESS TELECOMMUNICATION SERVICES-7.88%
Taiwan Mobile Co., Ltd.†† (Cost $10,568,932)	6,538,340		11,693,487
THAILAND-4.52%
WIRELESS TELECOMMUNICATION SERVICES-4.52%
Advanced Info Service Public Co., Ltd. (Cost $7,102,902)	2,596,765		6,700,703
GLOBAL-1.15%
VENTURE CAPITAL-1.15%
Emerging Markets Ventures I, L.P.#†‡	7,248,829	*	873,774
Telesoft Partners II QP, L.P.#†‡	2,280,000	*	826,203
Telesoft Partners L.P.†‡	1,250,000	*	0
TOTAL GLOBAL (Cost $4,114,762)			1,699,977
TOTAL EMERGING COUNTRIES (Cost $146,339,865)			143,356,568
EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES-0.51%
UNITED STATES-0.51%
VENTURE CAPITAL-0.51%
Technology Crossover Ventures IV, L.P.#†‡ (Cost $612,003)	1,937,800	*	760,755

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2009

Description	No. of Shares	Value
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-0.00%
ARGENTINA-0.00%
VENTURE CAPITAL-0.00%
Exxel Capital Partners V, L.P.†‡ (Cost $380,481)	1,897,761 *	$0
TOTAL EQUITY OR EQUITY-LINKED SECURITIES-97.16% (Cost $147,332,349)		144,117,323
	Principal Amount (000's)
SHORT-TERM INVESTMENT-2.05%
UNITED KINGDOM-2.05%
Citibank London, overnight deposit, 0.03%, 11/02/09 (Cost $3,045,000)	$3,045	3,045,000
TOTAL INVESTMENTS-99.21% (Cost $150,377,349)		147,162,323
CASH AND OTHER ASSETS, LESS LIABILITIES-0.79%		1,166,175
NET ASSETS-100.00%		$148,328,498

† Non-income producing security.

†† Security was fair valued as of October 31, 2009. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Note B and H).

‡ Restricted security, not readily marketable. (See Note H).

# As of October 31, 2009, the aggregate amount of open commitments for the Fund is $2,739,674. (See Note H).

* Represents contributed capital.

ADR American Depositary Receipts.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009

ASSETS
Investments, at value (Cost $150,377,349) (Notes B, E, G)	$147,162,323
Cash (including $2,862,373 of foreign currencies with a cost of $2,793,900)	2,862,767
Receivables:
Dividends	661,422
Prepaid expenses	27,480
Total Assets	150,713,992
LIABILITIES
Payables:
Investments purchased	2,015,396
Investment advisory fees (Note C)	170,106
Directors' fees	51,748
Other accrued expenses	148,244
Total Liabilities	2,385,494
NET ASSETS (applicable to 8,246,665 shares of common stock outstanding) (Note D)	$148,328,498
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,246,665 shares issued and outstanding (100,000,000 shares authorized)	$8,247
Paid-in capital	157,833,749
Undistributed net investment income	3,208,742
Accumulated net realized loss on investments and foreign currency related transactions	(9,575,259)
Net unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(3,146,981)
Net assets applicable to shares outstanding	$148,328,498
NET ASSET VALUE PER SHARE (based on 8,246,665 shares issued and outstanding)	$17.99
MARKET PRICE PER SHARE	$15.95

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME
Income (Note B) :
Dividends	$5,770,510
Interest	1,475
Less: Foreign taxes withheld	(582,433)
Total Investment Income	5,189,552
Expenses:
Investment advisory fees (Note C)	1,434,962
Custodian fees	155,195
Directors' fees	117,467
Accounting fees (Note C)	77,932
Audit and tax fees	60,997
Legal fees	40,237
Shareholder servicing fees	21,504
Insurance fees	19,440
Stock exchange listing fees	1,453
Printing fees (Note C)	874
Miscellaneous fees	16,319
Total Expenses	1,946,380
Less: Fee waivers (Note C)	(62,244)
Net Expenses	1,884,136
Net Investment Income	3,305,416
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	9,459,517
Foreign currency related transactions	398,988
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	12,487,235
Net realized and unrealized gain on investments and foreign currency related transactions	22,345,740
NET INCREASE IN NET ASSET RESULTING FROM OPERATIONS	$25,651,156

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended October 31,
	2009	2008
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,305,416	$3,602,350
Net realized gain on investments and foreign currency related transactions	9,858,505	20,330,510
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	12,487,235	(145,616,728)
Net increase/(decrease) in net assets resulting from operations	25,651,156	(121,683,868)
Dividends and distributions to shareholders:
Net investment income	(2,968,015)	(94,353)
Total dividends and distributions to shareholders	(2,968,015)	(94,353)
Capital share transactions:
Cost of 0 and 306,439 shares purchased under the share repurchase program (Note I)	—	(6,459,493)
Issuance of 2,180 and 780 shares through the directors compensation plan (Note C)	35,299	17,683
Total capital share transactions	35,299	(6,441,810)
Total increase/(decrease) in net assets	22,718,440	(128,220,031)
NET ASSETS
Beginning of year	125,610,058	253,830,089
End of year*	$148,328,498	$125,610,058

* Includes undistributed net investment income of $3,208,742 and $2,938,901, respectively.

See accompanying notes to financial statements.

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THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Fiscal Years Ended October 31,					For the Eleven Months Ended October 31,
	2009	2008	2007	2006	2005	2004§§
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.24	$29.69	$17.67	$12.72	$9.95	$8.17
Net investment income/(loss)	0.40 †	0.43 †	0.01 †	0.01 †	0.02 †	0.01	†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.71	(14.98)	12.02 *	4.93	2.74	1.70
Net increase/(decrease) in net assets resulting from operations	3.11	(14.55)	12.03	4.94	2.76	1.71
Dividends and distributions to shareholders:
Net investment income	(0.36)	(0.01)	(0.02)	—	—	—
Net realized gains on investments and foreign currency related transactions	—	—	—	—	—	—
Total dividends and distributions to shareholders	(0.36)	(0.01)	(0.02)	—	—	—
Anti-dilutive impact due to capital shares tendered or repurchased	—	0.11	0.01	0.01	0.01	0.07
Net asset value, end of period	$17.99	$15.24	$29.69	$17.67	$12.72	$9.95
Market value, end of period	$15.95	$12.66	$28.08	$16.00	$10.91	$8.52
Total investment return (a)	29.52%	(54.89)%	75.68%	46.65%	28.05%	24.38%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$148,328	$125,610	$253,830	$152,045	$109,823	$86,351
Ratio of expenses to average net assets (b)	1.43%	1.37%	1.50%	1.62%	1.93%	1.81	%(c)
Ratio of expenses to average net assets, excluding taxes	1.43%	1.37%	1.50%	1.60%	1.92%	1.81	%(c)
Ratio of net investment income/(loss) to average net assets	2.51%	1.75%	0.03%	0.09%	0.15%	0.13	%(c)
Portfolio turnover rate	90.65%	34.07%	26.47%	39.79%	80.95%	71.57%

§ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

§§ On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

† Based on average shares outstanding.

* The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.04 (Note C).

†† Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

††† Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b) Ratios shown are inclusive of Brazilian transaction, Indian capital gains and Chilean repatriation taxes, if any.

(c) Annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS§

	For the Fiscal Years Ended November 30,			For the Six Months Ended November 30,		For the Fiscal Year Ended May 31,
	2003	2002	2001	2000		2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.30	$8.42	$10.35	$18.36		$12.13
Net investment income/(loss)	(0.10)†	(0.15) †††	(0.12)††	(0.14	)†	(0.20)†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.97	(1.03)	(1.88)	(4.78)		6.14
Net increase/(decrease) in net assets resulting from operations	0.87	(1.18)	(2.00)	(4.92)		5.94
Dividends and distributions to shareholders:
Net investment income	—	—	—	—		—
Net realized gains on investments and foreign currency related transactions	—	—	—	(3.09)		—
Total dividends and distributions to shareholders	—	—	—	(3.09)		—
Anti-dilutive impact due to capital shares tendered or repurchased	—	0.06	0.07	—		0.29
Net asset value, end of period	$8.17	$7.30	$8.42	$10.35		$18.36
Market value, end of period	$6.85	$6.22	$6.88	$7.688		$13.508
Total investment return (a)	10.13%	(9.59)%	(10.50)%	(28.46)%		37.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$74,899	$66,937	$90,771	$131,325		$130,300
Ratio of expenses to average net assets (b)	1.77%	1.90%	1.76%	1.91	%(c)	2.24%
Ratio of expenses to average net assets, excluding taxes	1.77%	1.77%	1.74%	1.91	%(c)	2.04%
Ratio of net investment income/(loss) to average net assets	(1.33)%	(1.89)%	(1.18)%	(1.50	)%(c)	(1.15)%
Portfolio turnover rate	120.31%	94.89%	82.16%	51.72%		113.75%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

NOTE A. ORGANIZATION

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation. Valuation Time is as of the close of regular trading of the "exchange", (usually 4:00 pm Eastern Standard Time). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund adopted ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), effective November 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of 10/31/2009
Diversified Telecommunication Services	$4,449,938	$35,429,088	$—	$39,879,026
Venture Capital	—	—	6,768,368	6,768,368
Wireless Telecommunication Services	37,179,131	60,290,798	—	97,469,929
Short-Term Investments	—	3,045,000	—	3,045,000
Total	$41,629,069	$98,764,886	$6,768,368	$147,162,323

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2008	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases (sales)	Net transfers in and/or out of Level 3	Balance as of 10/31/2009
Venture Capital	$9,290,520	$—	$(683,942)	$(1,784,346)	$(53,864)	$—	$6,768,368
Total	$9,290,520	$—	$(683,942)	$(1,784,346)	$(53,864)	$—	$6,768,368

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Services.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended October 31, 2009, the Fund did not incur such expense.

The Fund may be subject to a 16% Indian capital gains tax on gains derived from the sale of certain Indian investments. For the year ended October 31, 2009, the Fund did not incur such expense.

Brazil imposes a Contribução Provisoria sobre Movimentaçãoes Financieras ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the year ended October 31, 2009, the Fund did not incur such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution maybe made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectability of such claims may be limited. At October 31, 2009, the Fund had no such agreements.

NOTE C. AGREEMENTS

Effective July 1, 2009, Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the Fund's investment adviser with respect to all investments. The adviser is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the period July 1, 2009 to October 31, 2009, AAMISL earned $559,242 for advisory services.

Prior to July, 1, 2009, Credit Suisse Asset Management, LLC ("Credit Suisse"), served as the Fund's investment adviser. For its services, Credit Suisse received a fee identical to the current fee paid to AAMISL. For the period November 1, 2008 to June 30, 2009, Credit Suisse earned $875,720 for advisory services, of which Credit Suisse waived $62,244. Prior to July 1, 2009, Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") an affiliate of Credit Suisse, served as the Fund's sub investment adviser. Credit Suisse Ltd. U.K.'s sub-investment advisory fee was paid by Credit Suisse out of Credit Suisse's net investment advisory fee and was not paid by the Fund.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's U.S. administrator. For the fiscal year ended October 31, 2009, BBH & Co. earned $77,932 for administrative and fund accounting services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, the previous investment adviser, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended October 31, 2009, Merrill was paid $6,967 for its services to the Fund.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the independent Directors can elect to receive up to 100% of their annual retainer in shares of the fund. During the fiscal year ended October 31, 2009, 2,180 shares were issued through the Directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of October 31, 2009 the Fund held 8,246,665 shares outstanding.

NOTE E. INVESTMENT IN SECURITIES

For the fiscal year ended October 31, 2009, purchases and sales of securities, other than short-term investments, were $117,412,202 and $115,309,752, respectively.

NOTE F. CREDIT FACILITY

Prior to July 1, 2009, the Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participated in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds paid an aggregate commitment fee on the average unused amount of the Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. For the period ended June 30, 2009, the Fund had no borrowings under the Credit Facility. This arrangement ceased effective July 1, 2009.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

For the fiscal year ended October 31, 2009 the Fund paid $2,968,015 in distributions, classified as ordinary income. For the fiscal year ended October 31, 2008 the Fund paid $94,353 in distributions, classified as ordinary income.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and timing differences due to partnership investments. At October 31, 2009, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$3,209,004
Accumulated net realized loss	(14,988,493)
Unrealized appreciation	2,265,991
Total distributable earnings	$(9,513,498)

At October 31, 2009, the Fund had a capital loss carry forward for U.S. federal income tax purposes of $14,988,493. Capital loss carry forwards of $9,342,732 and $5,645,761 expire 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the fiscal year ended October 31, 2009, the Fund utilized capital loss carry forwards of $8,020,268.

At October 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

unrealized appreciation from investments were $144,964,115, $23,045,214, $(20,847,006) and $2,198,208, respectively.

At October 31, 2009, the Fund reclassified $67,560 from undistributed net investment income to accumulated net realized loss on investments and foreign currency related transactions. These permanent differences are due to differing book/tax treatments of foreign currency transactions and partnership investments. Net assets were not affected by these reclassifications.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 10/31/09	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	10/05/00 – 12/09/05	$1,160,483	$572,275	0.39	$97,293	$625,413
Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,633,194	694,476	0.47	258,608	—
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	2,790,776	873,774	0.59	7,129,731	851,172
Exxel Capital Partners V, L.P.	05/11/98 – 12/03/98	380,481	0	0.00	205,185	—
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,812,299	604,918	0.41	724,175	—
JPMorgan Latin America Capital Partners L.P.	04/10/00 – 03/20/08	666,719	300,570	0.20	2,290,424	502,195
K.T. Concord Venture Fund L.P.	12/08/97 – 09/29/00	1,260,856	95,928	0.06	1,320,492	—
Neurone Ventures II, L.P.	11/24/00 – 02/24/09	193,007	189,789	0.13	297,649	75,000
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,624,685	643,292	0.43	380,279	—
Technology Crossover Ventures IV, L.P.	03/08/00 – 03/30/09	612,003	760,755	0.51	1,614,017	62,200
Telesoft Partners L.P.	07/22/97 – 06/07/01	158,405	0	0.00	7,203,101	—
Telesoft Partners II QP, L.P.	07/14/00 – 06/12/08	1,165,581	826,203	0.56	1,109,561	120,000
TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	886,646	549,091	0.37	3,514,709	377,882
Walden-Israel Ventures III, L.P.	02/23/01 – 09/18/08	759,916	657,297	0.44	942,976	125,812
Total		$16,105,051	$6,768,368	4.56	$27,088,200	$2,739,674

The Fund may incur certain costs in connection with the disposition of the above securities.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

NOTE I. SHARE REPURCHASE PROGRAM/

 SELF-TENDER POLICY

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In May 2007, the Fund's Board of Directors approved a reduction of the threshold that would trigger potential share repurchases from 15% to 12%. Also in May 2007, the Fund's Board approved that open market purchases can also be made within the discretion of management where the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2008, the Fund repurchased 306,439 of its shares for a total cost of $6,459,493 at a weighted discount of 12.36% from its net asset value. As of October 31, 2008 the repurchase of this original amount had been completed.

Self-Tender Policy: In April 2009, the Board authorized a tender offer to purchase 10% of the Fund's outstanding common shares at a price of 98% of the Fund's net asset value on the date the tender offer expires, provided the common shares of the Fund have traded at a volume weighted average discount to net asset value of greater than 10% during a 90-day measurement period. The measurement period commenced in August 2009 through October 31, 2009; as of October 31, 2009 the volume weighted average discount to net asset value was under 10%, and therefore a tender offer was not initiated.

NOTE J. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE K. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Accounting Standard Codification 105-10, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162" ("ASC 105-10, formerly "SFAS 168"). ASC 105-10 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds' reference GAAP.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2009

NOTE L. SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC 855 "Subsequent Events", management has evaluated the possibility of subsequent events existing in the Fund's financial statements through December 24, 2009.

Effective November 1, 2009, the Board of Directors have approved the reinitiation of its share repurchase program, which authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares. Such purchases may be made when the Fund's shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%.

On November 13, 2009, the Fund entered into a credit facility along with other Funds advised by Aberdeen (The Chile Fund, The Indonesia Fund, The First Israel Fund, The Latin America Equity Fund, collectively, the "Funds"). The Funds agreed to a $10 million committed revolving credit facility with Brown Brothers Harriman & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds will pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds will pay interest on borrowings at the Overnight LIBOR rate plus a spread

Subsequent to October 31, 2009, the Fund declared a distribution of 12.42 cents per share payable on Jan 15, 2010 shareholders of record on Dec 22, 2009.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at October 31, 2009, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers, and private equity issuers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 24, 2009

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 8, 2009, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Walter Eberstadt	6,668,916	145,353
Steven N. Rappaport	6,629,010	185,259

In addition to the directors elected at the Meeting, Enrique R. Arzac, James J. Cattano, Martin M. Torino, continued as directors of the Fund.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 8, 2009, a Special Meeting of Shareholders of the Fund was held and the following matter was voted upon:

(1) To approve a new advisory agreement with Aberdeen Asset Management Investment Services Limited:

For	Against	Abstain
5,321,642	263,797	56,343

TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2009, the Fund designates approximately $2,968,015, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended October 31, 2009, was $575,601. The amount of foreign source income was $5,779,713. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2009.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1941)	Director; Chairman of the Board; Nominating Committee Chairman and Audit Committee Member	Since 1996; Chairman since 2005; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	5
Director of Epoch Holding Corporation (an Investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1943)	Director; Nominating Committee Member and Audit Committee Chairman	Since 1993; current term ends at the 2010 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	5	None

Walter Eberstadt c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1921)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2009 annual meeting	Limited Managing Director in Lazard Freres & Co. since 1969	1	None

Steven N. Rappaport c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1948)	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002	5
Director of iCAD, Inc. (Surgical & Medical Instruments & Apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Martin M. Torino c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1949)	Director; Nominating and Audit Committee Member	Since 1993; current term ends at the 2011 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002	3	None

Gregory Hazlett c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1965)	Director	Since October 2009; Current term ends at the 2012 annual meeting.	Strategic Advisor, Keywise Capital Management (Hong Kong), Sept 2009-Present Executive Consultant, FS Associates, Jan 2008-Present Chief Investment Officer, Children's Hospital of Philadelphia, Dec 2005-Dec 2007 Managing Director, Howard Hughes Medical Institute, Jun 1998-Mar 2005	1
Director, Vietnam Lotus Fund Director, City of Rockville Retirement Fund, Director; Vietnam Emerging Equity Fund Limited, India Capital Institutional Fund, Siguler Guff BRIC Opportunities Fund, MAC Japan Fund, Korea Growth Opportunities Fund, Lazard Emerging World Investors Fund

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1973)	President	Since July 2009
Currently, Group Development Director, Collective Funds for Aberdeen Asset Management Limited. Mr. Pittard served as Head of North American funds based in the U.S. from 2005 to 2007. Prior to that, Mr. Pittard was a Managing Director of Aberdeen's business in Jersey, Channel Islands having joined Aberdeen in 1998.

Vincent McDevitt Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1966)	Chief Compliance Officer	Since July 2009
Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President	Since July 2009
Currently, Head of US Collective Funds for Aberdeen Asset Management Inc. Previously, Mr. Goodson was Head of Product Management for Aberdeen's US collective investment vehicles and serves as vice president and secretary for Aberdeen's registered investment companies in the US and Canada. Mr. Goodson joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen's Philadelphia office in 2005.

Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President and Secretary	Since July 2009
Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	Treasurer and Chief Financial Officer	Since July 2009
Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

William Baltrus Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1967)	Vice President	Vice President
Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(continued)

Joanne Irvine c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	Vice President	Since July 2009
Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	Vice President	Since July 2009
Currently, Head of Legal US, Vice President and Secretary of Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	Vice President	Since July 2009
Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronan Stevens & Young LIP (law firm) (2000-2007).

Tim Sullivan Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1961)	Vice President	Since July 2009	Currently, Head of Product Development and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	Vice President	Since July 2009	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

The Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), is required to approve and review annually the terms of the Fund's investment advisory agreement. During the period covered by this report, the Board approved an investment advisory agreement with Aberdeen Asset Management Asia Limited (the "Adviser"). This agreement is referred to as the "New Agreement."

The Board's consideration and approval of the New Agreement was prompted by Credit Suisse's announcement in December 2008 that it had signed an agreement to sell part of its asset management business (the "Sold Businesses") to Aberdeen PLC (the "Proposed Transaction"), which pursuant to Section 15 of the Investment Company Act of 1940, would cause the Fund's then-existing investment advisory agreement to terminate automatically (the "Termination"). As a result, from January through March 2009, the Board held a series of meetings to consider alternatives available for the Fund in light of the Termination. At these meetings, the Board invited representatives of Credit Suisse and Aberdeen PLC to provide information regarding the Termination and its impact on the advisory and other service-provider relationships of the Fund. The Board also met with senior executives, investment professionals and compliance personnel of both Credit Suisse and Aberdeen PLC and their investment advisory subsidiaries. Throughout this period, the Independent Directors, directly and through their counsel, also requested, received and evaluated extensive information about the Adviser and its capacity and resources to manage the Fund. The Independent Directors also considered other options for the Fund, including engaging a consultant to solicit and evaluate proposals from other asset management firms and restructuring or liquidating the Fund.

After a detailed review of all information received and extensive deliberations, the Fund's Board unanimously approved the New Agreement. The New Agreement was approved by a majority of the Fund's Independent Directors.

In approving the new investment advisory agreement, the Board considered all factors they believed relevant in exercising its business judgment, including:

(i) the reputation, financial strength and resources of Aberdeen PLC and the Adviser;

(ii) that Aberdeen PLC is a global and independent organization with an exclusive focus on asset management;

(iii) Aberdeen PLC's commitment, as personally communicated by its most senior executive officers, to continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular;

(iv) Aberdeen PLC's representation that, if the Adviser were approved as the Fund's investment adviser, there would be no diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services;

(v) the qualifications and experience of portfolio management personnel of the Adviser who would be responsible for managing the Fund's investments, including the Fund's illiquid investments, and the Adviser's team-based investment philosophy and process;

(vi) Aberdeen PLC's regulatory and compliance history in general and in connection with servicing existing U.S.-registered closed-end funds in particular;

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

(vii) that the investment objective and policies of the Fund will not change following the Termination;

(viii) that any repositioning of the Fund's portfolio to transition them to the Adviser's investment style (with trading activity expected to be minimal in the short term for the Fund) would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences;

(ix) that the Adviser's emerging markets equity strategy has outperformed the relevant benchmark index over various periods;

(x) that the Adviser has no present intention to propose any immediate changes to any of the Fund's third-party service providers;

(xi) that, at its November 2008 meeting, the Board performed a full annual review of the then-existing advisory agreements as required by the 1940 Act and had re-approved the agreement, concluding, among other things, that the advisory fee rate charged by Credit Suisse Asset Management, LLC ("CSAM") was not excessive;

(xii) that the Fund's advisory fees rate would remain at the same level under the New Agreement;

(xiii) that expenses that were absorbed by CSAM as the Fund's adviser would be absorbed by the Adviser;

(xiv) that the terms and conditions of the New Agreement are similar to those of the existing agreement;

(xv) that Credit Suisse and Aberdeen PLC, and not the Fund, would bear all costs of meetings, preparation of materials and solicitation in connection with obtaining approvals of the New Agreement; and

(xvi) that the Adviser has committed to refrain from imposing or seeking to impose, for a period of two years after the closing of Proposed Transaction, any "unfair burden" (as defined in the 1940 Act) on the Fund.

In its deliberations, the Board did not identify any single item that was all-important or controlling and each Director may have attributed different weights to the various factors. The Directors evaluated all information available to them and their determinations were made separately in respect of the Fund.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Agreement. The Adviser's most recent investment adviser registration form was provided to the Board, as were responses to detailed requests submitted by the Independent Directors' independent legal counsel on their behalf. The Board reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Board also had extensive presentations from and information sessions with senior investment personnel of the Adviser. The Board considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

The Board considered and evaluated materials and information received regarding the Adviser's investment and legal compliance program and record. In this regard, the Board noted the Chairman's visit to the Adviser's London office, where he met with portfolio management and other key personnel and inquired about relevant aspects of its asset management business and operations.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, it was satisfied with assurances from the Adviser as to the expected nature, extent and quality of the services to be provided to the Fund under the New Agreement.

Investment Performance. The Board considered the investment performance record of the Adviser in managing other funds and accounts that invest in emerging markets equities. The Board evaluated the Adviser's results in comparison to the investment performance of the Fund while advised by CSAM, and to a relevant benchmark index. Based on materials provided by the Adviser about the investment performance achieved for those other funds and accounts, the Board noted that the Adviser's global emerging markets equity strategy has outperformed the MSCI Emerging Markets Index for the one-, three- and five-year periods.

Fees and Economies of Scale. The Board considered that the advisory fee rate charged by the Adviser to the Fund would be the same as that charged by CSAM to the Fund. The Board, which most recently reviewed and re-approved the Fund's advisory fee rate at its November 2008 meeting, determined that the fee rate charged to the Fund under the New Agreement was in the range charged by the Fund's peers. The Board noted that, while management fee rates for the Fund were above the average and median management fee rates for its peer group as measured by Morningstar, the fee for the Fund was not excessive given its relatively smaller asset size vis-à-vis its peers. The Board also noted the Adviser's commitment to absorb expenses that were being absorbed by CSAM as the Fund's adviser. Furthermore, the Board considered that advisory fee breakpoints would continue under the new advisory agreement with the Adviser. Additionally, the Board noted the Adviser's representation that it will endeavor to manage the Fund in a similar fashion to comparable accounts and thus attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by the Adviser under the New Agreement and the profitability to the Adviser of its relationships with the Fund, the Board once again considered, that there would be no increase in advisory fee rates under the New Agreement. The Board also noted that it would have opportunities to review the Adviser's profitability in the future based on actual results to determine if such profitability has become excessive.

Furthermore, the Board received and considered information about the financial viability of the Adviser and was satisfied that the Adviser have adequate resources to perform the services required under the New Agreement.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies, separate accounts and institutional investors. The Board concluded that the fee rate under the New Agreement was not excessive, given the nature and extent of services expected to be offered and other factors, including the Board's review of independent peer group fee data.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential "fall-out" or ancillary benefits that would be received by the Adviser as a result of its relationship with the Fund. In this regard, the Board concluded that the Adviser may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

After an evaluation of numerous factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the New Agreement is in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the New Agreement.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-866-839-5205;

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $120,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of July 2009). Participants will also be charged a service fee of $5.00 (subject to change) for each sale and brokerage commissions of $0.03 per share (as of July 2009).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:
The Emerging Markets Telecommunications Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Walter Eberstadt	Director

Gregory A. Hazlett	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

Christian Pittard	President

Vincent McDevitt	Chief Compliance Officer

Alan Goodson	Vice President

Megan Kennedy	Vice President and Secretary

Andrea Melia	Treasurer and Chief Financial Officer

William Baltrus	Vice President

Joanne Irvine	Vice President

Devan Kaloo	Vice President

Jennifer Nichols	Vice President

Lucia Sitar	Vice President

Tim Sullivan	Vice President

Hugh Young	Vice President

INVESTMENT MANAGER

Aberdeen Asset Management Investment Services Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

ADMINISTRATOR & CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ETF-AR-1009

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b)	For the purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:
1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3)	Compliance with applicable governmental laws, rules and regulations;
4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
5)	Accountability for adherence to the code.

(c)
During the period covered by the report, there were no material changes to the Code of Ethics referred to in 2(b) above. Effective June 24, 2009 the Code of Ethics was amended to make certain non-substantive, administrative changes.  The Code of Ethics is included as Exhibit 12(a)(1).

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in Item 2(b) above.

(e)	Not applicable.

(f)	A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1).

       Copies of the Code of Ethics may be requested free of charge by calling toll free 866-839-5205.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has designated Enrique R. Arzac and Steven N. Rappaport as Audit Committee Financial Experts. Mr. Arzac and Mr. Rappaport are both considered by the Board to be independent directors as interpreted under this Item  3.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)1 Audit Related Fees	(c) 2 Tax Fees	(d) All Other Fees
October 31, 2009 3	$42,600	$3,330	$7,000	Nil
October 31, 2008	$53,350	$3,400	$5,000	Nil

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($3,400 in 2008 and $3,300 in 2009).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(3) Effective July 1, 2009, Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments.  The Board of Directors approved the continuation  of the engagement with the principal accountant prior to AAMISL assuming advisory services.

 (e)  Below are the Registrant’s Pre-Approval Policies and Procedures

   (1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Aberdeen or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, Credit Suisse Asset Management, LLC (the investment adviser prior to July 1, 2009) (“Credit Suisse”) and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2008 was $8,400.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, AAMISL (the investment adviser effective July 1, 2009) and any Covered Service Providers for the fiscal year ended October 31, 2009 was $1,591,200.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of nonaudit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Covered Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

 Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal ended October 31, 2009, the Audit Committee members were:

Enrique R. Arzac
James Cattano
Walter Eberstadt
Steven N. Rappaport
Martin Torino

(b) Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors approved the proxy voting policies of the Investment Adviser in June 2009.

The proxy voting policies of the Registrant are referenced in Exhibit A and the Investment Adviser are referenced in Exhibit B.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)
(1) The information in the table below is as of October 31, 2009.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo
Head of global emerging markets, responsible for the London based Global Emerging Markets team, which manages Latin America and EMEA equities, and also has oversight of GEM input from the Asia team based in Singapore.

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Joanne Irvine	Head of emerging markets excluding Asia on the global emerging markets equities team in London.	Joined Aberdeen in 1996 in a group development role. Previously, Joanne worked in corporate finance specialising in raising development capital finance for private businesses.
Mark Gordon James	Responsible for investment management on the global emerging markets equities team.	Joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.
Fiona Morrison	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses.

Nick Robinson	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in SãoPaulo
Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen's US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009.

       (2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Devan Kaloo	10	4,086.03	11	5,133.83	57	11,503.07
Joanne Irvine	10	4,086.03	11	5,133.83	57	11,503.07
Mark Gordon James	10	4,086.03	11	5,133.83	57	11,503.07
Fiona Morrison	10	4,086.03	11	5,133.83	57	11,503.07
Nick Robinson	10	4,086.03	11	5,133.83	57	11,503.07

Total Assets are as of October 31, 2009 and have been translated into U.S. dollars at a rate of £1.00 = $1.6484

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2009.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base
Salary.  The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annu
al Bonus.  The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report.   Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long
Term Incentives. As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure.  The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however.  The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits.  It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)
(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2009
Devan Kaloo	0
Joanne Irvine	0
Mark Gordon James	0
Fiona Morrison	0
Nick Robinson	0

(b) Not applicable.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Repurchase Summary

Month	Shares	Amount	NAV Impact*
November-08	0	0	0
December-08	0	0	0
January-09	0	0	0
February-09	0	0	0
March-09	0	0	0
April-09	0	0	0
May-09	0	0	0
June-09	0	0	0
July-09	0	0	0
August-09	0	0	0
September-09	0	0	0
October-09	0	0	0
Total:	0	0	0

(a) The share repurchase program was initially announced on December 4, 2003 and completed by the fiscal year ended October 31, 2008.  On October 26, 2009, the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.

(b) 10% of the Fund’s outstanding shares.

(c) There is no expiration date of the program.

(d) Not applicable.

(e) Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2009, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
  Christian Pittard,
  President of
  The Emerging Markets Telecommunications Fund, Inc.

Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

The Emerging Markets Telecommunications Fund, Inc

By: /s/ Christian Pittard
  Christian Pittard,
  President of
  The Emerging Markets Telecommunications Fund, Inc.

Date: January 4, 2010

By: /s/ Andrea Melia
  Andrea Melia,
  Treasurer and Chief Financial Officer of
  The Emerging Markets Telecommunications Fund, Inc.

Date: January 4, 2010

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies